UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________
FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 1, 2026
SMART SAND, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37936	45-2809926
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1000 Floral Vale Boulevard, Suite 225
Yardley, Pennsylvania 19067
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (281) 231-2660
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	SND	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.
As reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission on September 9, 2024, Smart Sand, Inc. (the “Company”) entered into a $30 million five-year senior secured asset-based credit facility (the “Facility”), pursuant to a Credit Agreement, dated as of September 3, 2024, among the Company, the subsidiary borrowers and guarantors party thereto, First-Citizens Bank & Trust Company, as issuing bank, swingline lender and agent, and certain other lenders from time to time party thereto (the “Credit Agreement”).

On September 1, 2026, the Company and certain of its subsidiaries entered into Amendment No. 2 to Credit Agreement (the “Amendment”) with First-Citizens Bank & Trust Company as agent (the “Agent”) and the sole lender under the Facility. The Amendment amends the Credit Agreement to, among other things, increase the total revolving commitments available under the Facility by $20 million, for aggregate revolving commitments of $50 million, and extend the term to September 1, 2031. The additional commitments are supported by adjustments to the borrowing base, including a $20 million sublimit based upon the value of the Company’s Oakdale, Wisconsin facility and, when the Oakdale facility portion of the borrowing base is utilized, a related minimum excess liquidity test. In connection with this increase to the revolving commitments under the Facility, the Company agreed, among other things, to a negative pledge of the Oakdale real property. The Amendment also adjusts certain thresholds in the Credit Agreement and provides a deduct for $20 million of unfinanced capital expenditures from the calculation of the fixed charge coverage ratio.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description of the Amendment contained in Item 1.01 in this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit Number	Description
10.1	Amendment No. 2 to Credit Agreement

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMART SAND, INC.

Dated:	September 3, 2026	By:	/s/ Lee E. Beckelman
Lee E. Beckelman
Chief Financial Officer